EXHIBIT 10.16

AMENDMENT TO LEASE DATED JANUARY 1, 1996

The Lease Dated January 1, 1996 is amended in the following manner:

I. The Lease Provisions have been amended to read as follows:

Term:	Ten (10) years
Commencement Date:	January 1, 2011
Monthly Base Rent:	$19,583.33 for the months February through November and $9,791.65 for December in years 1 – 5 (January 1, 2011 through December 31, 2015);
	$19,583.33 every month in year 6 (January 1, 2016 – December 31, 2016)
	$19,779.16 every month in year 7 (January 1, 2017 – December 31, 2017)
	$19,976.92 every month in year 8 (January 1, 2018 – December 31, 2018)
	$20,176.72 every month in year 9 (January 1, 2019 – December 31, 2019)
	$20,378.49 every month in year 10 (January 1, 2020 – December 31, 2020)

IN WITNESS WHEREOF, the parties have executed this Amendment to Lease Dated January 1, 1996 on this the 27th day of May, 2010.

LANDLORD:

BORCK ASSOCIATES LIMITED PARTNERSHIP,
a Delaware limited partnership

By: [signature]

Name: J. Larry Stine
Title: President, Granite Mountain Corp., General Partner

TENTANT:

COUNTRY HOME BAKERS, LLC
a Georgia Limited Liability Company

By: [signature]

Name: Robert M. Radano
Title: Sr. Vice President
Chief Operating Officer